SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 29, 2000



                           EWRX Internet Systems, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Nevada                         0-27195                       98-0117139
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                  Identification #)
incorporation)



         #301-543 Granville Street, Vancouver, BC Canada       V6C 1X8
             (Address of Principal Executive Offices)         (Zip Code)


                                 (604) 669-6079
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
-----------------------

     On February 29, 2000 EWRX Internet Systems, Inc. (the "Registrant") announced that it had completed an interim financing of $1,223,000 pursuant to a private placement under Regulation D and Regulation S of the Securities Act of 1933, as amended. A copy of the press release is filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c)      Exhibits

         99.1        Press Release dated February 29, 2000.







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EWRX INTERNET SYSTEMS, INC.



DATE: March 2, 2000                        By: /s/ Ronald C. Davis
                                               ---------------------------------
                                                Ronald C. Davis, President and
                                                Chief Executive Officer



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